EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (“Agreement”), dated as of May 15, 2007 (the “Closing Date”), among UBS Real Estate Securities Inc. (the “Assignor” and “UBSRES”), Mortgage Asset Securitization Transactions, Inc.  (the “Assignee”), and IndyMac Bank, F.S.B.  (the “Company”):

For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

a.  (i)  The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as Purchaser, in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the “Mortgage Loans”) and (b) solely with respect to the servicing provisions as they relate to the Mortgage Loans (as specified in Section 1(c) below), that certain Master Loan Purchase and Servicing Agreement, dated as of September 1, 2006, as amended by Amendment One dated as of March 1, 2007, each by and between UBSRES and the Company, as the same may be further amended from time to time (together, the “Servicing Agreement”).  For purposes of this Agreement, the term “Servicing Agreement” includes any separate bill of sale, letter, assignment and conveyance or other instrument pursuant to which Company and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Servicing Agreement.

b.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.

c.

The Assignor specifically reserves and does not assign to the Assignee hereunder those rights under the Servicing Agreement that do not relate to the servicing of the Mortgage Loans (including without limitation, (i) representations and warranties made by the Company and the document delivery requirements of the Company and the remedies (including indemnification) available for breaches thereof and (ii) any rights of the Assignee under Section 7.05 and Section 7.06 of the Servicing Agreement).

d.

The Assignor specifically reserves and does not assign to the Assignee hereunder any prepayment penalties received on the Mortgage Loans that are required to be paid to the Assignor (and not entitled to be retained by the Company as additional servicing compensation) under the Servicing Agreement.

2.

The Assignor warrants and represents to the Assignee and the Company as of the Closing Date as defined herein:

a.

The Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignor’s interests, rights and obligations under the Servicing Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

b.

Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

c.

The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

d.

The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject.  The execution, delivery and performance by the Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor.  This Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

e.

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

3.

The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

a.

The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

b.

The Assignee has full power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein.  The execution, delivery and performance by the Assignee of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee.  This Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

c.

To the best of Assignee’s knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby; and

d.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as Purchaser thereunder, with respect to the Mortgage Loans.

4.

The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the Closing Date as defined herein:

a.

Attached hereto as Exhibit B is a true and accurate copy of the Servicing Agreement, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.

The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreement;

c.

Pursuant to Section 12 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Servicing Agreement, are true and correct as of the date hereof;

d.

The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Company.  This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

e.

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

f.

The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Assignee, or its designee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor.  The Custodial Account and Escrow Account shall be entitled “IndyMac Bank, F.S.B., as servicer in trust for MASTR Adjustable Rate Mortgages Trust 2007-3”;

g.

There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement.  The Company is solvent; and

h.

If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. (“MERS”) or its designee, the Company shall take all actions as are necessary to cause the Trustee (as defined below) on behalf of MASTR Adjustable Rate Mortgages Trust 2007-3 to be shown as the owner of the related Mortgage Loan on the record of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgage maintained by MERS.

Recognition by the Company of the Trustee

5.

The Company hereby recognizes that the Mortgage Loans will be transferred by the Assignee to U.S. Bank National Association, as Trustee for the holders of MASTR Adjustable Rate Mortgages Trust 2007-3 (including its successors in interest and any successor trustee under the Pooling Agreement defined below, the “Trustee”) in a securitization transaction pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the “Pooling Agreement”), among the Assignee, the Assignor, the Trustee, Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), trust administrator, custodian and credit risk manager.  From and after the date hereof, the Company acknowledges and agrees that (A) the Trustee will be the owner of the Mortgage Loans, and Wells Fargo Bank, N.A., will be the Master Servicer, trust administrator and a custodian of the Mortgage Loans, (B) the Company shall look solely to the Trustee, on behalf of the Trust, for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans and (C) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  It is the intention of the Assignor, the Company and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.  Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Trustee.

Indemnity by the Company to the Trust

6.

The Company hereby agrees to indemnify and hold harmless the Assignor, the Assignee and the Trust (collectively the “Indemnified Parties”) from and against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Parties, their respective officers or directors and any such controlling person may become subject, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of the representation and warranty set forth in the Servicing Agreement to the extent that such breach relates to the origination and servicing of Mortgage Loans in compliance with the Georgia Fair Lending Act.

Modification of the Servicing Agreement

7.

Only insofar as it relates to the Mortgage Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(i)

The following paragraph is added immediately following the last paragraph of Section 11.04 of Exhibit 9 to the Servicing Agreement (the “Servicing Addendum”):

“Custodial Accounts shall be Eligible Accounts and funds on deposit in the Custodial Account shall only be invested in Permitted Investments.”

(ii)

The definition of Eligible Account is hereby deleted in its entirety and replaced by the following:

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trust Administrator and the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S.  Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency.   Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trust Administrator.

(iii)

The following definition is hereby added to Section 1 of the Servicing Agreement immediately following the definition of “Periodic Rate Cap”:

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(g)

repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(i)

units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer or for which the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

(iv)

The word “or” is hereby added to the end of Subsection 14.01(ix) immediately following the “;”.

(v)

The following clause (x) is hereby added to Subsection 14.01 of the Servicing Agreement immediately following clause (ix):

(x)

the Seller fails to duly perform its obligations under Subsections 34.04 and 34.05 of the Servicing Agreement, such default being immediate and automatic without notice or grace period;

(vi)

Section 11.24 (“Statement as to Compliance”) and Section 11.25 (“Independent Public Accountants’ Servicing Report”) of Exhibit 9 to the Servicing Agreement are hereby deleted in their entirety and replaced with “[Reserved]”.

(vii)

The following paragraph is hereby added immediately following the second paragraph of Subsection 34.01 of the Servicing Agreement:

The obligations identified in this Section 34 shall apply to the Seller notwithstanding (i) the failure of the Seller to qualify as a “servicer” under Item 1101 of Regulation AB, (ii) the inapplicability of Item 1108 to the Seller, and (iii) the failure of the Seller to qualify as a party participating in the servicing function as set forth in Item 1122 of Regulation AB.

(viii)

The words “notice of” are hereby deleted from the last paragraph of Subsection 34.01 of the Servicing Agreement.

(ix)

The words “in no even later” in Subsection 34.04 and Subsection 34.05(a) of the Servicing Agreement are hereby replaced by the words “in no event later”.

(x)

The words “, and need not be customized for the Purchaser, such Master Servicer or such Depositor” are hereby are hereby deleted in their entirety from Subsection 34.05(a)(i) of the Servicing Agreement.

(xi)

The words “or annual compliance certificate” in Subsection 34.05(a)(iii) of the Servicing Agreement are hereby replaced by the words “an annual compliance certificate”.

(xii)

The parenthetical “(it being understood that to the extent such certification is required to be delivered hereunder and is delivered by the Seller in connection with a Securitization Transaction, the Seller shall not be required to deliver the certification required to be delivered pursuant to Section 11.24(b) of the Servicing Addendum)” is hereby deleted in its entirety from Subsection 34.05(a)(iv) of the Servicing Agreement.

(xiii)

The words “immediately and automatically, without notice or grace period,” are hereby added to Subsection 34.07(b)(ii) of the Servicing Agreement immediately following the words “of Regulation AB shall”.

(xiv)

Exhibit 14-2 to the Servicing Agreement is hereby deleted in its entirety and replaced by a new Exhibit 14-2, substantially in the form of Exhibit C to this Agreement.

8.

Notices:

All demands, notices and communications related to the Mortgage Loans and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

In the case of the Assignor,

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019
Attn:  Christopher G. Schmidt
Telephone: (212) 713-6273
Facsimile: (212) 713-2080

In the case of the Assignee,

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention: Legal Department

In the case of the Company,

IndyMac Bank, F.S.B.
3465 E. Foothill Blvd., 2nd Floor
Pasadena, California 91107
Attn:  Secondary Marketing
Telephone: (626) 535-2300
Facsimile: (626) 568-2385

Miscellaneous:

9.

Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.  A., ABA #121-000-248, for credit to SAS Clearing; Account:  3970771416, for further credit to account # 53140100.  Applicable statements should be mailed to Wells Fargo Bank, N. A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attn: Client Manager, MARM 2007-3.

10.

Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

11.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

12.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with prior consent of the Trustee.

13.

This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trustee.  Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

14.

Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and Assignee to the Trustee.

15.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

16.

In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By:_____/s/ Lima Ekram__________________

Name:     Lima Ekram

Title:       Director

By:_____/s/ Adrian Wu__________________

Name:     Adrian Wu

Title:       Director

UBS REAL ESTATE SECURITIES INC.

By:_____/s/ Lima Ekram__________________

Name:     Lima Ekram

Title:       Director

By:_____/s/ Adrian Wu__________________

Name:     Adrian Wu

Title:       Director

INDYMAC BANK, F.S.B.

By:____/s/ Andrew Sciandra_______________

Name:   Andrew Sciandra

Title:     Senior Vice President

Exhibit A

Mortgage Loans

As delivered to the Trustee on the Closing Date

Exhibit B

Servicing Agreement

On File at McKee Nelson LLP

Exhibit C

EXHIBIT 14-2 TO SERVICING AGREEMENT

Exhibit 14-2: Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_BPO_VAL	The current "as is" value of th property based on a brokers price opinion.
REPAIRED_BPO_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion.
CURR_APP_VAL	The current "as is" value of the property based on an appraisal.	11	No commas(,) or dollar signs ($)
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	The date the claim was filed with the Pool Insurance Company.	10	MM/DD/YYYY
POOL_CLAIM_AMT	The amount of the claim filed with the Pool Insurance Company.	11	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	The date the claim was settled and the check was issued by the Pool Insurer.	10	MM/DD/YYYY
POOL_CLAIM_AMT_PAID	The amount paid on the claim by the Pool Insurance Company.	11	No commas(,) or dollar signs ($)
FORECLOSURE_FLAG	Y or N		Text
BANKRUPTCY_FLAG	Y or N		Text
NOD_DATE			MM/DD/YYYY
MI_CLAIM_DATE	Date Mortgage Insurance is filed		MM/DD/YYYY
LIST_DATE			MM/DD/YYYY
VACANCY/OCCUPANCY_STATUS	The Occupancy status of the defaulted loan's collateral		Text
ACTUAL_REO_START_DATE			MM/DD/YYYY
SALES_PRICE			Number
PAYOFF_DATE	The date on which the loan was paid off		MM/DD/YYYY

Exhibit 14-2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 14-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 14-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy